                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400 % Asset Backed Notes
                      Class A-2 6.5400 % Asset Backed Notes
                      Class A-3 7.1500 % Asset Backed Notes
                      Class A-4 7.2900 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

---------------------------------------------
MONTHLY PERIOD BEGINNING:         03/01/2001
MONTHLY PERIOD ENDING:            03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:    03/05/2001
DISTRIBUTION DATE:                04/05/2001
DAYS OF INTEREST FOR PERIOD:              31
DAYS IN COLLECTION PERIOD:                31
MONTHS SEASONED:                          14
---------------------------------------------
------------------------------------------------------------------------------
                                                                 ORIGINAL
PURCHASES               UNITS    CUT-OFF DATE   CLOSING DATE   POOL BALANCE
------------------------------------------------------------------------------
INITIAL PURCHASE       47,318      02/06/2000     02/11/2000      $649,999,997
SUB. PURCHASE #1       12,505      03/22/2000     03/30/2000      $174,999,998
SUB. PURCHASE #2       33,861      04/18/2000     04/27/2000      $474,998,974

                      --------------------------------------------------------
TOTAL                  93,684                                   $1,299,998,969
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

     {1}  Beginning of period Aggregate Principal Balance                                                          {1} $969,910,192
                                                                                                                       -------------

     {2}  Purchase of Subsequent Receivables                                                                       {2}           $0
                                                                                                                       -------------

          Monthly Principal Amounts

              {3}     Collections on Receivables outstanding at end of period               {3}    32,102,754
                                                                                                --------------
              {4}     Collections on Receivables paid off during period                     {4}    14,706,269
                                                                                                --------------
              {5}     Receivables becoming Liquidated Receivables during period             {5}     7,942,331
                                                                                                --------------
              {6}     Receivables becoming Purchased Receivables during period              {6}             0
                                                                                                --------------
              {7}     Cram Down Losses occurring during period                              {7}             0
                                                                                                --------------
              {8}     Other Receivables adjustments                                         {8}       336,080
                                                                                                --------------
              {9}     Less amounts allocable to Interest                                    {9}   (14,599,562)
                                                                                                --------------

             {10}     Total Monthly Principal Amounts                                                              {10}  40,487,872
                                                                                                                        ------------

     {11} End of period Aggregate Principal Balance                                                                {11} 929,422,320
                                                                                                                        ------------

     {12} Pool Factor   ( {11} / Original Pool Balance)                                                            {12} 71.4940813%
                                                                                                                        ============

--------------------------------------------------------------------------------------------------------------------------------
II        MONTHLY PERIOD NOTE BALANCE CALCULATION:                     CLASS A-1           CLASS A-2           CLASS A-3
----------------------------------------------------------------     --------------      --------------      --------------
     {13} Original Note Balance                             {13}      $182,000,000        $313,000,000        $572,000,000
--------------------------------------------------------------------------------------------------------------------------------

     {14} Beginning of period Note Balance                  {14}                $0        $103,205,621        $572,000,000
                                                                     -----------------------------------------------------------
     {15} Noteholders' Principal Distributable Amount       {15}                 0          40,487,872                   0
     {16} Noteholders' Accelerated Principal Amount         {16}                 0                   0                   0
     {17} Accelerated Payment Amount Shortfall              {17}                 0           2,610,867                   0
     {18} Deficiency Claim Amount                           {18}                 0                   0                   0
                                                                     -----------------------------------------------------------
     {19} End of period Note Balance                        {19}                $0         $60,106,882        $572,000,000
                                                                     ===========================================================
     {20} Note Pool Factors  ( {19} / {13} )                {20}         0.0000000%         19.2034767%        100.0000000%
                                                                     ===========================================================

---------------------------------------------------------------------------------------------------------
II        MONTHLY PERIOD NOTE BALANCE CALCULATION:                      CLASS A-4            TOTAL
-----------------------------------------------------------------    --------------      --------------
     {13} Original Note Balance                             {13}      $233,000,000      $1,300,000,000
---------------------------------------------------------------------------------------------------------

     {14} Beginning of period Note Balance                  {14}      $233,000,000        $908,205,621
                                                                     ------------------------------------
                                                            {15}
     {15} Noteholders' Principal Distributable Amount       {16}                 0          40,487,872
     {16} Noteholders' Accelerated Principal Amount         {17}                 0                   0
     {17} Accelerated Payment Amount Shortfall              {18}                 0           2,610,867
     {18} Deficiency Claim Amount                                                0                   0
                                                            {19}     ------------------------------------
     {19} End of period Note Balance                                  $233,000,000        $865,106,882
                                                            {20}
                                                                     ====================================
     {20} Note Pool Factors  ( {19} / {13} )                           100.0000000%         66.5466832%
                                                                     ====================================


                                       1

-----------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance               {21}                                               $0
                                                                                                           ------------------------
     {22}      Purchase of Subsequent Receivables                            {22}                        0
                                                                                  -------------------------
     {23}      Investment Earnings                                           {23}                        0
                                                                                  -------------------------
     {24}      Investment Earnings Transfer to Collections Account           {24}                        0
                                                                                  -------------------------
     {25}      Payment of Mandatory Prepayment Amount                        {25}                        0
                                                                                  -------------------------
     {26}      Total Month Activity                                          {26}                                                0
                                                                                                           ------------------------
     {27}      End of period Pre-Funding Account balance                     {27}                                               $0
                                                                                                           ========================

-----------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                               {28}                                      $40,487,872
                                                                                                           ------------------------
     {29}      Required Pro-forma Note Balance                               {29}             $836,480,088
                                                                                  -------------------------
     {30}      Pro-forma Note Balance                                        {30}             $867,717,749
                                                                                  -------------------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                 {31}                                               $0
                                                                                                           ------------------------
     {32}      Principal Distributable Amount  ({28} - {31})                 {32}                                      $40,487,872
                                                                                                           ========================

-----------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest  Account balance     {33}                                               $0
                                                                                                           ------------------------
     {34}      Monthly Capitalized Interest Amount                           {34}                        0
                                                                                  -------------------------
     {35}      Investment Earnings                                           {35}                        0
                                                                                  -------------------------
     {36}      Investment Earnings Transfer to Collections Account           {36}                        0
                                                                                  -------------------------
     {37}      Payment of Overfunded Capitalized Interest Amount             {37}                        0
                                                                                  -------------------------
     {38}      Payment of Remaining Capitalized Interest Account             {38}                        0
                                                                                  -------------------------
     {39}      Total Monthly Activity                                        {39}                                                0
                                                                                                           ------------------------
     {40}      End of period Capitalized Interest Account balance            {40}                                               $0
                                                                                                           ========================

-----------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                  {41}     Collections on Receivables during period
                           (net of Liquidation Proceeds)                     {41}              $46,809,023
                                                                                  -------------------------
                  {42}     Liquidation Proceeds collected during period      {42}                3,388,302
                                                                                  -------------------------
                  {43}     Purchase Amounts deposited in Collection          {43}
                                                                                  -------------------------
                  {44}     Investment Earnings - Collection Account          {44}                  125,253
                                                                                  -------------------------
                  {45}     Investment Earnings - Transfer From Prefunding
                           Account                                           {45}                        0
                                                                                  -------------------------

                  {46}     Investment Earnings - Transfer From Capitalized
                           Interest Account                                  {46}                        0
                                                                                  -------------------------
                  {47}     Collection of Supplemental Servicing - Extension
                           Fees                                              {47}                  142,926
                                                                                  -------------------------
                  {48}     Collection of Supplemental Servicing - Repo and
                           Recovery Fees Advanced                            {48}                  260,642
                                                                                  -------------------------
                  {49}     Collection of Supplemental Servicing - Late Fees  {49}                  231,981
                                                                                  -------------------------
                  {50}     Monthly Capitalized Interest Amount               {50}                        0
                                                                                  -------------------------
                  {51}     Mandatory Note Prepayment Amount                  {51}                        0
                                                                                  -------------------------
                  {52}     Total Available Funds                             {52}                                       50,958,127
                                                                                                           ------------------------

               DISTRIBUTIONS:
                  {53}     Base Servicing Fee -  to Servicer                 {53}                1,818,582
                                                                                  -------------------------
                  {54}     Repo and Recovery Fees - reimbursed to Servicer   {54}                  260,642
                                                                                  -------------------------
                  {55}     Bank Service Charges - reimbursed to Servicer     {55}                   14,351
                                                                                  -------------------------
                  {56}     Late Fees - to Servicer                           {56}                  231,981
                                                                                  -------------------------
                  {57}     Overpayments - reimbursed to Servicer             {57}                   79,607
                                                                                  -------------------------
                  {58}     Agent fees - to Trustee                           {58}                      438
                                                                                  -------------------------

                           NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
                           ---------------------------------------------------------------------------------------------------------
                                                 BEGINNING        INTEREST      INTEREST                                CALCULATED
                                   CLASS        NOTE BALANCE      CARRYOVER       RATE      DAYS       DAYS BASIS        INTEREREST
                           --------------------------------------------------------------------------------------------------------
                  {59}          Class A - 1              $0              0       6.04000%    31     Actual days/360             $0
                  {60}          Class A - 2     103,205,621              0       6.54000%    30          30/360            562,471
                  {61}          Class A - 3     572,000,000              0       7.15000%    30          30/360          3,408,167
                  {62}          Class A - 4     233,000,000              0       7.29000%    30          30/360          1,415,475
                           --------------------------------------------------------------------------------------------------------

                                                                             {59}                        0
                                                                                  -------------------------
                                                                             {60}                  562,471
                                                                                  -------------------------
                                                                             {61}                3,408,167
                                                                                  -------------------------
                                                                             {62}                1,415,475
                                                                                  -------------------------

                           NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
                           -------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL      PRINCIPAL        EXCESS         MANDATORY            TOTAL
                                   CLASS        DISTRIBUTABLE    CARRYOVER     PRINCIPAL DUE   NOTE PREPAYMENT       PRINCIPAL
                           -------------------------------------------------------------------------------------------------------
                  {63}          Class A - 1              $0              0             0               0                     $0
                  {64}          Class A - 2      40,487,872              0             0               0             40,487,872
                  {65}          Class A - 3               0              0             0               0                      0
                  {66}          Class A - 4               0              0             0               0                      0
                           -------------------------------------------------------------------------------------------------------

                                                                             {63}                        0
                                                                                  -------------------------
                                                                             {64}               40,487,872
                                                                                  -------------------------
                                                                             {65}                        0
                                                                                  -------------------------
                                                                             {66}                        0
                                                                                  -------------------------




                  {67}     Security Insurer Premiums - to FSA                {67}                  245,892
                                                                                  -------------------------
                  {68}     Total distributions                               {68}                                       48,525,478
                                                                                                           ------------------------
     {69}      Excess Available Funds  (or Deficiency Claim Amount )         {69}                                        2,432,649
                                                                                                           ------------------------
     {70}      Noteholders' Accelerated Principal Amount                     {70}                                                0
                                                                                                           ------------------------
     {71}      Deposit to Spread Account                                     {71}                                        2,432,649
                                                                                                           ========================

                                       2

------------------------------------------------------------------------------------------------------------------------------------
VlI.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {72}      Excess Available Funds  ({69})                                {72}               $2,432,649
                                                                                  -------------------------
     {73}      Pro Forma Note Balance    ({14} - {10})                       {73}              867,717,749
                                                                                  -------------------------
     {74}      Required Pro Forma Note Balance   (90% x ({11} + {27}))       {74}              836,480,088
                                                                                  -------------------------
     {75}      Excess of Pro Forma Balance over Required Balance
               ({73} - {74})                                                 {75}               31,237,661
                                                                                  -------------------------
     {76}      End of Period  Class A-1 Note Balance
               (before accel. payments)                                      {76}                        0
                                                                                  -------------------------
     {77}      Lesser of {75} or {76}                                        {77}                        0
                                                                                  -------------------------
     {78}      Accelerated Principal Amount  (lesser of  {72} or {77})       {78}                                               $0
                                                                                                           ------------------------

------------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
------------------------------------------------------------------------------------------------------------------------------------
     {79}      Pro Forma Note Balance    ({14} - {10})                       {79}             $867,717,749
                                                                                  -------------------------
     {80}      Required Pro Forma Note Balance   (90% x ({11} + {27}))       {80}              836,480,088
                                                                                  -------------------------
     {81}      Excess of Pro Forma Balance over Required Balance
               ({79} - {80})                                                 {81}               31,237,661
                                                                                  -------------------------
     {82}      End of Period  Class A-1 Note Balance                         {82}                        0
                                                                                  -------------------------
     {83}      Greater of {81} or {82}                                       {83}               31,237,661
                                                                                  -------------------------
     {84}      Excess Available Funds  ({69})                                {84}                2,432,649
                                                                                  -------------------------
     {85}      Investment Earnings on Collection Account  ({44})             {85}                  125,253
                                                                                  -------------------------
     {86}      Accelerated Payment Amount Shortfall ({83} - {84} + {85})     {86}                                      $28,930,265
                                                                                                              ----------------------

------------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
                                                                 INITIAL        SUB #1         SUB# 2                TOTAL
                                                               ---------------------------------------------------------------------
     {87}      Initial or Subsequent Spread Account Deposits     $19,500,000    5,250,000    14,249,969                $38,999,969
------------------------------------------------------------------------------------------------------------------------------------

     {88}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                    {88}                                      $38,999,969
                                                                                                           ------------------------

               ADDITIONS TO SPREAD ACCOUNT
                  {89}     Deposits from Collections Account    ({71})       {89}                2,432,649
                                                                                  -------------------------
                  {90}     Investment Earnings                               {90}                  178,218
                                                                                  -------------------------
                  {91}     Deposits Related to Subsequent Receivables
                           Purchases                                         {91}                        0
                                                                                  -------------------------
                  {92}     Total Additions                                   {92}                                        2,610,867
                                                                                                           ------------------------

     {93}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS             {93}                                       41,610,836
                                                                                                           ------------------------

               REQUISITE AMOUNT OF SPREAD ACCOUNT
                    DURING FUNDING PERIOD (THE AMOUNT BELOW WILL BE ZERO
                    AFTER THE FUNDING PERIOD.)
                  {94}     Total Initial & Subsequent Spread Account
                           Deposits ({87})                                   {94}                        0
                                                                                  -------------------------
                    AFTER FUNDING PERIOD (ALL AMOUNTS BELOW WILL BE ZERO IF NOT
                    APPLICABLE OR DURING FUNDING PERIOD.)
                                                              ----------
                           Floor Amount (Calculation Below) = 19,499,985
                                                              ----------
                  {95}          (Max of  (1.)$100,000 or (2.) Lesser of Note
                                Balance and 1.5% Original Pool Balance)      {95}                        0
                                                                                  -------------------------
                  {96}     Recourse Reduction Amount  (if any)               {96}                        0
                                                                                  -------------------------
                  {97}     If OC percentage is equal to or greater than 13%,
                           then((13% - OC Level) *Aggr. End Bal.)
                                                              ----------
                                                            =          0     {97}                        0
                                                              ----------          -------------------------
                  {98}     If OC percentage is less than 13%, then 3% of
                           Original Pool Balance                             {98}               38,999,969
                                                                                  -------------------------
                  {99}     If Trigger Event exists then 15% of the
                           Aggregate Principal Balance                       {99}                        0
                                                                                  -------------------------
                  {100}    If an Insurance Agreement Event of Default
                           exists then an unlimited amount
                           (as specified by FSA)                             {100}                        0
                                                                                  -------------------------
                  {101}    Requisite Amount of Spread Account                {101}                                       38,999,969
                                                                                                            ------------------------

               WITHDRAWALS FROM SPREAD ACCOUNT
                  {102}    Priority First - Deficiency Claim Amount          {102}                        0
                                                                                  -------------------------
                           Priority Second - Accelerated Payment Amount
                                                             ----------
                                             Shortfall  =    28,930,265
                                                             ----------
                  {103}         Accelerated Payment Amount Shortfall in
                                Excess of Requisite Amount                   {103}                2,610,867
                                                                                   -------------------------
                  {104}    Priority Third through Fourth                     {104}
                                                                                   -------------------------
                  {105}    Priority Fifth through Sixth                      {105}
                                                                                   -------------------------
                  {106}    Priority Seventh - to Servicer                    {106}                        0
                                                                                   -------------------------
                  {107}    Total withdrawals                                 {107}                                       2,610,867
                                                                                                            ------------------------

    {108}      END OF PERIOD SPREAD ACCOUNT BALANCE                          {108}                                     $38,999,969
                                                                                                            ------------------------

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
                  {109}    Aggregate Principal Balance                       {109}              929,422,320
                                                                                   -------------------------
                  {110}    End of period Note Balance                        {110}              865,106,882
                                                                                   -------------------------
                  {111}    Line {109} less line {110} (During Funding
                           Period amount equal to zero)                      {111}               64,315,438
                                                                                   -------------------------
                  {112}    OC level     {111} / {109}                        {112}                    6.92%
                                                                                   -------------------------
                  {113}    Ending Spread Balance as a percentage of
                           Aggregate Principal Balance ({108}/{109})         {113}                    4.20%
                                                                                   -------------------------
                  {114}    OC Percentage ({112} + {113})                     {114}                                           11.12%
                                                                                                            ------------------------


By:                        /S/Preston A. Miller
                           --------------------
Name:                      Preston A. Miller
                           -----------------
Title:                     Executive Vice President and Treasurer
                           --------------------------------------
Date:                      APRIL 2, 2001
                           -------------

                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400 % Asset Backed Notes
                      Class A-2 6.5400 % Asset Backed Notes
                      Class A-3 7.1500 % Asset Backed Notes
                      Class A-4 7.2900 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

----------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                  03/01/2001
MONTHLY PERIOD ENDING:                                     03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:                             03/05/2001
DISTRIBUTION DATE:                                         04/05/2001
DAYS OF INTEREST FOR PERIOD:                                       31
DAYS IN COLLECTION PERIOD:                                         31
MONTHS SEASONED:                                                   14
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:        CLASS A-1      CLASS A-2     CLASS A-3     CLASS A-4          TOTAL
                                                             ---------      ---------     ---------     ---------          -----
      {1}    Original Note Balance                     {1}  $182,000,000  $313,000,000  $572,000,000   $233,000,000   $1,300,000,000
------------------------------------------------------------------------------------------------------------------------------------

      {2}    Preliminary End of period Note Balance    {2}            $0   $60,106,882  $572,000,000   $233,000,000     $865,106,882
                                                           -------------------------------------------------------------------------

      {3}    Deficiency Claim Amount                   {3}             0             0             0              0                0

      {4}    End of period Note Balance                {4}            $0   $60,106,882  $572,000,000   $233,000,000     $865,106,882
                                                           =========================================================================

      {5}    Note Pool Factors  {4} / {1}              {5}    0.0000000%   19.2034767%  100.0000000%   100.0000000%      66.5466832%
                                                           =========================================================================


------------------------------------------------------------------------------------------------------------------------------------
II.          RECONCILIATION OF SPREAD ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

      {6}    Preliminary End of period Spread Account balance                                                 {6}       $38,999,969
                                                                                                                  ------------------

      {7}    Priority First - Deficiency Claim Amount from preliminary certificate                            {7}                 0
                                                                                                                  ------------------

      {8}    End of period Spread Account balance                                                             {8}       $38,999,969
                                                                                                                  ------------------

------------------------------------------------------------------------------------------------------------------------------------
III.         MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   ---------------------------------
                                                                                                       CUMULATIVE         MONTHLY
                                                                                                   ---------------------------------
      {9}    Original Number of Receivables                                                    {9}          47,318
                                                                                                   ---------------------------------
     {10}    Beginning of period number of Receivables                                        {10}               0           78,223
     {11}    Number of Subsequent Receivables Purchased                                       {11}          46,366                0
     {12}    Number of Receivables becoming Liquidated Receivables during period              {12}           5,511              620
     {13}    Number of Receivables becoming Purchased Receivables during period               {13}               0                0
     {14}    Number of Receivables paid off during period                                     {14}          11,950            1,380
                                                                                                   ---------------------------------
     {15}    End of period number of Receivables                                              {15}          76,223           76,223
                                                                                                   ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.          STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                     ORIGINAL          PREV. MONTH         CURRENT
                                                                                ----------------------------------------------------
     {16}    Weighted Average APR of the Receivables                       {16}        18.97%              18.96%            18.95%
     {17}    Weighted Average Remaining Term of the Receivables            {17}         58.00               47.11             46.19
     {18}    Weighted Average Original Term of Receivables                 {18}         60.00               60.00             60.00
     {19}    Average Receivable Balance                                    {19}       $13,876             $12,399           $12,193
     {20}    Aggregate Realized Losses                                     {20}            $0         $37,280,271       $41,834,300
                                                                                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
V.           DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------------
             Receivables with Scheduled Payment delinquent                            UNITS          DOLLARS           PERCENTAGE
                                                                                ----------------------------------------------------
                {21}     31-60 days                                        {21}         5,666         $74,333,883              7.66%
                {22}     61-90 days                                        {22}         1,365          17,835,525              1.84%
                {23}     over 90 days                                      {23}           671           8,826,900              0.91%
                                                                                ----------------------------------------------------
                {24}     Receivables with Scheduled Payment                {24}         7,702        $100,996,308             10.41%
                         delinquent more than 30 days at end of period          ----------------------------------------------------


                                       4

------------------------------------------------------------------------------------------------------------------------------------
VI.          PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
             DELINQUENCY RATIO
                {25}     Receivables with Scheduled Payment delinquent
                         more than 60 days at end of period ({22} + {23})    {25}               $26,662,425
                                                                                  --------------------------
                {26}     Purchased Receivables with Scheduled Payment
                         delinquent more than 60 days at end of period       {26}
                                                                                  --------------------------
                {27}     Beginning of period Principal Balance               {27}               969,910,192
                                                                                  --------------------------
                {28}     Delinquency Ratio {25} + {26} divided by {27}       {28}                                              2.75%
                                                                                                            ------------------------
                {29}     Previous Monthly Period Delinquency Ratio           {29}                                              3.05%
                                                                                                            ------------------------
                {30}     Second previous Monthly Period Delinquency Ratio    {30}                                              2.95%
                                                                                                            ------------------------

                {31}     Average Delinquency Ratio ({28} + {29} + {30}) / 3  {31}                                              2.92%
                                                                                                            ------------------------

                {32}     Compliance (Delinquency Test Failure is a
                         Delinquency Ratio equal to or greater than 5.00%.)  {32}                                      yes
                                                                                                            ------------------------

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
             CUMULATIVE DEFAULT RATE
                {33}     Defaulted Receivables in Current Period             {33}                $7,605,544
                                                                                  --------------------------
                {34}     Cumulative Defaulted Receivables from last month    {34}               $84,099,024
                                                                                  --------------------------
                {35}     Cumulative Defaulted Receivables {33} + {34}        {35}               $91,704,568
                                                                                  --------------------------
                {36}     Original Pool Balance                               {36}            $1,299,998,969
                                                                                  --------------------------
                {37}     Cumulative Default Rate {35} divided by {36}        {37}                                              7.05%
                                                                                                            ------------------------

                {38}     Compliance (Default Test Failure is a Cumulative
                         Default Rate equal to or greater than 17.55%.)      {38}                                      yes
                                                                                                            ------------------------

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
             CUMULATIVE NET LOSS RATE
                {39}     Receivables becoming Liquidated Receivables
                         during period                                       {39}                $7,942,331
                                                                                  --------------------------
                {40}     Purchased Receivables with Scheduled Payment
                         delinquent more than 30 days at end of period       {40}
                                                                                  --------------------------
                {41}     Cram Down Losses occurring during period            {41}
                                                                                  --------------------------
                {42}     Liquidation Proceeds collected during period        {42}               ($3,388,302)
                                                                                  --------------------------
                {43}     Net Losses during period {39} + {40} + {41} + {42}  {43}                $4,554,029
                                                                                  --------------------------
                {44}     Net Losses since Initial Cut-off Date
                         (Beginning of Period)                               {44}               $37,280,271
                                                                                  --------------------------
                {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                         DELINQUENCIES ({43} + {44}) / {47}                  {45}                                              3.22%
                                                                                                            ------------------------
                {46}     50% of Receivables with Scheduled Payment
                         delinquent more than 90 days at end of period       {46}               $10,597,994
                                                                                  --------------------------
                {47}     Original Aggregate Principal Balance plus
                         Pre-Funded Amount as of the Closing Date            {47}            $1,300,000,000
                                                                                  --------------------------
                {48}     Cumulative Net Loss Rate
                         ({43} + {44} + {46}) / {47}                         {48}                                              4.03%
                                                                                                            ------------------------

                {49}     Compliance (Net Loss Test Failure is a Net Loss
                         Rate equal to or greater than 10.03%.)              {49}                                      yes
                                                                                                            ------------------------

             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
             EXTENSION RATE
                {50}     Principal Balance of Receivables extended during
                         current period                                      {50}               $20,940,738
                                                                                  --------------------------
                {51}     Beginning of Period Aggregate Principal Balance     {51}              $969,910,192
                                                                                  --------------------------
                {52}     Extension Rate {50} divided by {51}                 {52}                                              2.16%
                                                                                                            ------------------------
                {53}     Previous Monthly Extension Rate                     {53}                                              2.28%
                                                                                                            ------------------------
                {54}     Second previous Monthly Extension Rate              {54}                                              2.83%
                                                                                                            ------------------------

                {55}     Average Extension Rate ({52} +{53} +{54}) / 3       {55}                                              2.42%
                                                                                                            ------------------------

                {56}     Compliance (Extension Test Failure is an Extension
                         Rate equal to or greater than 4%.)                  {56}                                       yes
                                                                                                            ------------------------

             -----------------------------------------------------------------------------------------------------------------------


By:                         /s/Preston A. Miller
                            --------------------
Name:                       Preston A. Miller
                            -----------------
Title:                      Executive Vice President and Treasurer
                            --------------------------------------
Date:                       April 2, 2001
                            -------------


                                       5